UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2014

Tesco Corporation
(Exact name of registrant as specified in its charter)

Alberta	76-0419312
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3993 West Sam Houston Parkway North Suite 100 Houston, Texas	77043-1221
(Address of Principal Executive Offices)	(Zip Code)

713-359-7000
(Registrant’s telephone number, including area code)

Commission File Number:  001-34090

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

First Amendment to the Second Amended and Restated Credit Agreement

On May 6, 2014, Tesco Corporation (the “Company”) and Tesco US Holding LP, an indirect wholly-owned subsidiary of the Company (collectively, the "Borrowers"), executed an amendment (the "First Amendment") to the Second Amended and Restated Credit Agreement. The Second Amended and Restated Credit Agreement is more fully described by the Form 8-K filed on May 1, 2012.

The First Amendment provides that the limit on Restricted Payments permitted by the Second Amended and Restated Credit Agreement is raised to $150,000,000 from $50,000,000. The First Amendment was negotiated in conjunction with the announced decision by the Company's Board of Directors to implement a quarterly dividend program. For more information on the quarterly dividend program, please refer to the press release attached as Exhibit 99.1 to the Form 8-K filed on May 6, 2014.

The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, which is attached hereto as Exhibit 10.1.

Item 5.07    Submission of Matters to a Vote of Security Holders

The Company held its Annual General and Special Meeting of Shareholders (the "Meeting") on May 9, 2014 in accordance with the Notice of Meeting. Set forth below are the matters acted upon by the Company's shareholders (the "Shareholders") at the Meeting and the final voting results of each proposal.

Proposal One    Election of Directors

The Shareholders voted to elect eight (8) Director Nominees to hold office until the next annual general meeting or until their successors have been qualified and duly elected or appointed. The voting results were as follows:

	Number of Shares			Percentage of Votes Cast
Director Nominee	For	Withheld	Broker Non Votes	For	Against	Withheld
John P. Dielwart	30,856,000	161,209	3,938,014	99.48%	—%	0.52%
Frederik J. Dyment	29,544,762	1,472,447	3,938,014	95.25%	—%	4.75%
Gary L. Kott	30,705,350	311,859	3,938,014	98.99%	—%	1.01%
R. Vance Milligan	30,865,768	151,441	3,938,014	99.51%	—%	0.49%
Julio M. Quintana	30,714,480	302,729	3,938,014	99.02%	—%	0.98%
John T. Reynolds	30,866,546	150,663	3,938,014	99.51%	—%	0.49%
Elijio V. Serrano	30,843,095	174,114	3,938,014	99.44%	—%	0.56%
Michael W. Sutherlin	30,716,827	300,382	3,938,014	99.03%	—%	0.97%

Proposal Two    Appointment of Auditors

The Shareholders voted to appoint Ernst & Young LLP as the Company's independent registered public accounting firm to hold office until the close of the next annual general meeting. The voting results were as follows:

Number of Shares				Percentage of Votes Cast
For	Against	Abstain	Broker Non Votes	For	Against	Abstain
34,526,057	391,863	37,303	—	98.77%	1.12%	0.11%

Proposal Three    Approval of 2013 Named Executive Officer Compensation

The overall compensation of the Company's named executive officers was approved by the Shareholders on an advisory basis. The voting results were as follows:

Number of Shares				Percentage of Votes Cast
For	Against	Abstain	Broker Non Votes	For	Against	Abstain
30,166,905	747,195	103,108	3,938,015	97.26%	2.41%	0.33%

Proposal Four    Confirmation of the Board's Amendments of Amended and Restated By-Laws

The Shareholders approved the Board's amendments of the Amended and Restated By-Laws. The proposal was divided into three sub-proposals. The voting results were as follows:

4(a) "Notice and Access"

Number of Shares				Percentage of Votes Cast
For	Against	Abstain	Broker Non Votes	For	Against	Abstain
30,861,809	125,852	29,547	3,938,015	99.50%	0.41%	0.10%

4(b) "Advance Notice"

Number of Shares				Percentage of Votes Cast
For	Against	Abstain	Broker Non Votes	For	Against	Abstain
25,694,550	5,299,617	23,041	3,938,015	82.84%	17.09%	0.07%

4(c) Other Updates and Changes

Number of Shares				Percentage of Votes Cast
For	Against	Abstain	Broker Non Votes	For	Against	Abstain
30,848,828	121,890	46,490	3,938,015	99.46%	0.39%	0.15%

Item 8.01    Other Events.

On May 7, 2014, Tesco Corporation (US), a subsidiary of the Company, signed a definitive agreement with Tech Field Services L.L.C. ("TFS") to acquire substantially all of the assets of TFS. The Company issued a press release on that date which is provided as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits
Exhibit 10.1    First Amendment to Second Amended and Restated Credit Agreement dated May 6, 2014.
Exhibit 99.1        Tesco Corporation Press Release dated May 7, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESCO CORPORATION

Date: May 12, 2014	By:	/s/ Dean Ferris
Dean Ferris, Sr. Vice President and General Counsel

Exhibit No.	Description
10.1	First Amendment to Second Amended and Restated Credit Agreement dated May 6, 2014.
99.1	Tesco Corporation Press Release dated May 7, 2014